================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2004


                      OPTICAL COMMUNICATION PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



            Delaware               000-31861           95-4344224
-------------------------------   ------------       ---------------
(State or other jurisdiction of   (Commission        (IRS Employer
incorporation or organization)    File Number)       Identification No.)

6101 Variel Avenue
Woodland Hills, CA                                      91367
------------------------------------            ---------------------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:      (818) 251-7100

Item 7.  Financial Statements and Exhibits.

        (c)    Exhibits.

               99.1             Press Release of the  Registrant  dated  January
                                29, 2004

Item 12.  Results Of Operations And Financial Condition

        On January 29, 2004 the Registrant issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

        This information and Exhibit 99.1 are furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 29, 2004             OPTICAL COMMUNICATION PRODUCTS, INC.
                             a Delaware corporation


                             By: /s/ Susie L. Nemeti
                                -----------------------------
                             Susie L. Nemeti
                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

99.1                  Press Release of the Registrant dated January 29, 2004